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                                                                    Exhibit 99.9


                         THRIFTY PAYLESS HOLDINGS, INC.
                        Special Meeting of Stockholders
          This Proxy is Solicited on Behalf of the Board of Directors


     The undersigned stockholder hereby constitutes and appoints Gordon D. Barker, David R. Jessick and Gary S. Meade, or any of them, the undersigned stockholder's attorney and proxy, each with full power of substitution and resubstitution, to represent and to vote on behalf of the undersigned upon the proposals set forth herein all shares of Thrifty PayLess Holdings, Inc. Class A Common Stock and/or Class B Common Stock held of record by the undersigned as of November 12, 1996, at the Special Meeting of Stockholders of Thrifty PayLess Holdings, Inc. and at all adjournments and postponements thereof, to be held at The Sheraton Grande Hotel, Caucus Room, 333 South Figueroa Street, Los Angeles, California at 9:00 a.m., Pacific Standard time, December 12, 1996. (THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED.)

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. WHERE NO VOTE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSAL
1 ON THE REVERSE SIDE HEREOF AND IN THE DISCRETION OF THE INDIVIDUALS NAMED ABOVE ON ANY OTHER MATTERS THAT PROPERLY COME BEFORE THE SPECIAL MEETING.

     The undersigned hereby acknowledges receipt of the notice of meeting and Joint Proxy Statement/Prospectus furnished herewith, and hereby confirms that this Proxy shall be valid and may be voted whether or not the stockholder's name is set forth below or a seal is affixed or the description, authority or capacity of the person signing is given or other defect of signature exists.


                (Continued and to be signed on the other side.)
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[X]  Please mark your vote as indicated in the example.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1 BELOW:

1. Adoption of the Agreement and Plan of Merger (as defined in the Joint Proxy Statement/Prospectus that accompanies this Proxy) and the transactions contemplated thereby:

               FOR            AGAINST             ABSTAIN

               [  ]            [   ]               [   ]

2. In their discretion upon such other matters as may properly come before the meeting

               FOR            AGAINST             ABSTAIN

               [  ]            [   ]               [   ]

IF NO DIRECTION IS INDICATED ON A PROPERLY EXECUTED PROXY, IT WILL BE VOTED "FOR" EACH OF THE PROPOSALS SET FORTH ABOVE.

Please DATE this Proxy and SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. When signing as attorney, executor, administrator, trustee, guardian or other representative, give your full title as such. If a corporation, sign the full corporate name by an authorized officer, stating his/her title. If a partnership, sign in partnership name by an authorized person. Where stock is issued in the name of two or more persons, all such persons should sign.

                              Dated:__________________________________________
                              Signature:______________________________________
                              Signature if held jointly:______________________
                              Name of Corporation or Partnership:_____________ Authorized Officer:_____________________________
                              Title or authority:_____________________________

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PAID ENVELOPE PROVIDED.

                             (FOLD AND DETACH HERE)